                                                               EXECUTION VERSION

                                                                   Exhibit 10.17

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIRD AMENDMENT, dated as of January 25, 2005 (this "Third Amendment"), to the Credit Agreement, dated as of May 28, 2004 (as amended by the First Amendment, dated as of August 6, 2004, as further amended by the Second Amendment and Waiver, dated as of December 28, 2004, and as otherwise amended, supplemented or modified from time to time, the "Credit Agreement"), among ANR HOLDINGS, LLC, a Delaware limited liability company ("Holdings"), ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company (the "Borrower"), the LENDERS from time to time party thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as syndication agent (in such capacity, the "Syndication Agent"), UBS SECURITIES LLC, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, UBS SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers (in such capacities, collectively, the "Arrangers"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and UBS SECURITIES LLC, as joint bookrunners (in such capacities, collectively, the "Bookrunners").

                              W I T N E S S E T H:

      WHEREAS, Holdings, the Borrower and the Administrative Agent, among others, are parties to the Credit Agreement;

      WHEREAS, Holdings and the Borrower desire to consummate a series of transactions in connection with an internal organizational restructuring and initial public offering, the net proceeds of which will be used to repay indebtedness and pay a cash dividend to certain existing shareholders;

      WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement as described in Section 2 hereof, effective prior to such restructuring and initial public offering (the "Phase I Amendments") and to amend certain other provisions of the Credit Agreement as described in Section 3 hereof, effective subsequent thereto (the "Phase II Amendments"), each as more particularly described below; and

      WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2. Phase I Amendments.

      (a) Amendment to Schedules. The Credit Agreement is hereby amended by adding Schedule 1.01(d) thereto, substantially in the form attached as Annex A hereto.

      (b) Amendments to Section 1.01 (Defined Terms).

            (i) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:

            "Internal Restructuring" shall have the meaning specified on
Schedule 1.01(d).

            "Sponsor Distributions" shall have the meaning specified on Schedule 1.01(d).

            (ii) The definition of "Permitted Acquisition" is hereby amended by deleting the references to "$40,000,000" in clause (iii)(D)(x) thereof and "10%" in clause (iii) (D)(y) thereof and replacing them with references to "$100,000,000" and "25%", respectively.

            (iii) The definition of "Permitted Excelven Investments" is hereby amended by deleting the reference to "$5,000,000" in clause (b) thereof and replacing it with a reference to "$10,000,000".

      (c) Amendment to Section 6.04 (Investments, Loans and Advances). Section 6.04(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:

      "(o) in addition to Investments permitted by paragraphs (a) through (n) above, additional Investments by the Borrower and the Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (o) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not have an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), taken together with all other Investments made pursuant to this clause (o) that are at the time outstanding, in excess of the greater of
(i) $20,000,000 and (ii) 5% of the Total Assets of the Borrower and its Subsidiaries at the time of the Investment; provided, however, that if any Investment pursuant to this clause (o) is made in a Person that is not a Subsidiary Guarantor at the date of the making of such Investment and such Person becomes a Subsidiary Guarantor after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (a)(i) above and shall cease to have been made pursuant to this clause (o) for so long as such Person continues to be a Subsidiary Guarantor and the other requirements of clause (a) are met".

      (d) Amendment to Section 6.05 (Mergers, Consolidations, Sales of Assets and Acquisitions). Section 6.05 of the Credit Agreement is hereby amended by deleting the words "(A) $15,000,000 in any fiscal year or (B) $45,000,000 in the aggregate" at the end of clause (b)(iii) thereof and replacing them with the following:

      "$40,000,000 in any fiscal year".

      (e) Amendment to Section 6.07 (Affiliate Transactions). Section 6.07 of the Credit Agreement is hereby amended by adding the following new clause (f) at the end of such Section:

      "and (f) Holdings, the Borrower and the Subsidiaries may engage in the Internal Restructuring".

      (f) Amendment to Section 6.10 (Capital Expenditures). Section 6.10 of the Credit Agreement is hereby amended by deleting the second reference to "$80,000,000" in the table in such Section and replacing it with a reference to "$125,000,000".

      3. Phase II Amendments.

      (a) Amendments to Section 1.01 (Defined Terms).

            (i) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:

            "Alpha NR Holding" shall mean Alpha NR Holding, Inc.

            "ANR Inc." shall mean Alpha Natural Resources, Inc.

            "LLC Holdings" shall mean ANR Holdings, LLC.

            "Ventures Holdings" shall mean Alpha NR Ventures, Inc.

            (ii) The definition of "Change of Control" is hereby amended by deleting each reference to "Holdings" in clauses (e) and (f) thereof and replacing them with references to "LLC Holdings".

            (iii) The definition of "Closing Date Distribution" is hereby amended by deleting each reference to "Holdings" in such definition and replacing them with references to "LLC Holdings".

            (iv) The definition of "Common Sharing Ratio" is hereby amended by deleting each reference to "Holdings" in such definition and replacing them with references to "LLC Holdings".

            (v) The definition of "Continuing Directors" is hereby amended by deleting the reference to "Holdings" in such definition and replacing it with a reference to "LLC Holdings".

            (vi) The definition of "Holdings" is hereby amended by deleting it in its entirety and replacing it with the following:

            "Holdings" shall mean Alpha NR Holding, Ventures Holdings and LLC Holdings, in their respective individual capacities.

            (vii) The definition of "Holdings Limited Liability Company Agreement" is hereby amended by deleting the reference to "Holdings" in such definition and replacing it with a reference to "LLC Holdings".

            (viii) The definition of "Holdings Member Agreement" is hereby amended by deleting the reference to "Holdings" in such definition and replacing it with a reference to "LLC Holdings".

            (ix) The definition of "Management Incentive Program" is hereby amended by deleting the reference to "Holdings" in such definition and replacing it with a reference to "LLC Holdings".

            (x) The definition of "Tax Amount" is hereby amended and restated in its entirety as follows:

            "Tax Amount" shall mean, for any period, (i) the aggregate amount of tax distributions required to be made during such period by Holdings to its members in accordance with the tax distribution provisions of the Holdings Limited Liability Company Agreement that is in effect on the Closing Date (as such provisions are amended in connection with the Internal Restructuring and as such provisions may thereafter be amended or supplemented so long as such amendments or supplements are not materially adverse to the Lenders), which tax distributions shall in no event exceed an amount calculated by assuming the highest marginal federal, state and local tax rate (A) for individuals in effect for the year assuming residency in New York City, New York, in the case of tax distributions for periods prior to the Internal Restructuring, and (B) for corporations in effect for the year with respect to state and local jurisdictions in which Holdings or its ultimate parent(s) are liable for any tax amounts in the case of tax distributions for periods following the Internal Restructuring; provided that such distributions shall be solely for the purpose of enabling such members or their ultimate parent company to pay their income tax liability on their respective shares of cumulative taxable income attributable to the Borrower and the Subsidiaries; provided, further, that, in the case of clause (B) above, if such distributions exceed such tax liabilities, then any such excess shall be reasonably promptly re-contributed back to the Borrower; and (ii) the amount of tax required to be paid by Holdings or its ultimate parent(s) directly to taxing authorities in respect of taxable income attributable to the Borrower and the Subsidiaries and amounts paid in respect of franchise, capital and other non-income taxes required to be paid by Holdings or its ultimate parent(s).

            (xi) The definition of "Total Assets" is hereby amended by deleting the reference to "the Borrower" in such definition and replacing it with a reference to "Holdings".

      (b) Amendment to Section 4.02 (First Credit Event). Section 4.02 of the Credit Agreement is hereby amended by deleting each reference to "Holdings" in clauses (a), (d), (f) and (l) thereof and replacing them with references to "LLC Holdings".

      (c) Amendment to Section 5.04 (Financial Statements, Reports, etc.).
Section 5.04 of the Credit Agreement is hereby amended by deleting each reference to "the Borrower" in clauses (a), (b), (c) and (e) thereof and replacing them with references to "Alpha NR Holding".

      (d) Amendment to Section 6.04 (Investments, Loans and Advances). Section
6.04 of the Credit Agreement is hereby amended by deleting the reference to "Holdings" in clause (n) thereof and replacing it with a reference to "LLC Holdings".

      (e) Amendments to Section 6.06 (Restricted Payments; Restrictive Agreements). Section 6.06(a) of the Credit Agreement is hereby amended as follows:

            (i) Clause (iii) is hereby amended and restated in its entirety as follows:

            "(iii) the Borrower may make Restricted Payments to Holdings and Holdings may make Restricted Payments to its equity holders (including ANR Inc.)
(x) in an amount not to exceed, when taken together with the aggregate amount of all loans or advances made pursuant to Section 6.04(i) for such purpose, $1,000,000 in any fiscal year to the extent necessary to pay general corporate and overhead expenses incurred by Holdings or ANR Inc. in the ordinary course of business and (y) in an amount equal to the Tax Amount".

            (ii) Clause (iv) is hereby amended by deleting the reference to "Holdings" in such clause and replacing it with a reference to "LLC Holdings".

            (iii) Clause (v) is hereby amended by deleting it in its entirety and adding the following new clauses (v) and (vi):

            "(v) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, Holdings and any of its subsidiaries may declare and pay dividends or make other distributions to its equity holders so long as (x) the aggregate amount of such dividends paid or distributions made by the Borrower pursuant to this clause (v) in any fiscal year shall not exceed $20,000,000 and (y) any such dividends paid or distributions made must be ultimately used by Alpha Natural Resources, Inc., the equity holder of Holdings, to pay dividends to the holders of its publicly registered common stock, including the public holders thereof, on a pro rata basis; and (vi) Holdings and any of its subsidiaries may declare and pay dividends or make other distributions to its equity holders so long as (x) the aggregate amount of such dividends paid or distributions made by the Borrower pursuant to this clause
(vi) shall not exceed $10,500,000 and (y) any such dividends paid or distributions made must be ultimately used by Alpha Natural Resources, Inc., the equity holder of Holdings, to pay the Sponsor Distributions".

      (f) Amendment to Section 6.08 (Business of Holdings, the Borrower and Subsidiaries; Limitation on Hedging Agreements). Section 6.08 of the Credit Agreement is hereby amended by inserting the words "direct or indirect" immediately preceding the word "ownership" in clause (a)(i) thereof.

      4. Representations and Warranties. In order to induce the other parties hereto to enter into this Third Amendment, Holdings and the Borrower represent and warrant to each other party hereto that, after giving effect to this Third Amendment, (a) the representations and warranties set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Third Amendment and (b) no Event of Default or Default shall have occurred and be continuing.

      5. Conditions to Effectiveness of the Phase I Amendments. The Phase I Amendments shall become effective on the date (the "Phase I Effective Date") on which:

      (a) the Administrative Agent shall have received duly executed and delivered counterparts of this Third Amendment that, when taken together, bear the signatures of ANR Holdings, LLC, the Borrower and the Required Lenders;

      (b) the Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date; and

      (c) the Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

      6. Conditions to Effectiveness of the Phase II Amendments. The Phase II Amendments shall become effective on the date (the "Phase II Effective Date") on which:

      (a) the Phase I Amendments shall have become effective in accordance with
Section 5 above;

      (b) the Internal Restructuring and related initial public offering shall have been completed as contemplated in Annex A hereto;

      (c) the Administrative Agent shall have received duly executed and delivered counterparts of this Third Amendment that, when taken together, bear the additional signatures of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc.;

      (d) each of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc. shall have
(i) executed and delivered to the Administrative Agent and the Collateral Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent or the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a valid, perfected first priority security interest in the Equity Interests of Alpha NR Ventures, Inc. and ANR Holdings, LLC, (ii) delivered to the Collateral Agent the certificates, if any, representing such Equity Interests, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of each of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc., (iii) (A) become a party to the Guarantee and Collateral Agreement (and provide Guarantees of the Obligations), the Affiliate Subordination Agreement and the Intellectual Property Security Agreements and (B) taken such actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement and the Intellectual Property Security Agreement with respect to each of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc., including the recording of instruments in the United States Patent and Trademark Office and the United States Copyright Office and the filing of UCC financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement, the Intellectual Property Security Agreement or by law or as may be requested by the Administrative Agent or the Collateral Agent, (iv) delivered to the Administrative Agent a certificate of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc. dated as of the Phase II Effective Date, substantially in the form of the certificate of the Secretary or Assistant Secretary of each Loan Party that was delivered on the Closing Date pursuant to Section 4.02(b) of the Credit Agreement, executed by the Secretary or Assistant Secretary of each of Alpha NR Holding, Inc. and Alpha NR Ventures, Inc., and attaching the documents required by Section 4.02(b) of the Credit Agreement and (v) if requested by the Administrative Agent, delivered to the Administrative Agent and the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent and the Collateral Agent; and

      (e) the Borrower and each Guarantor existing immediately prior to the Phase II Effective Date shall have entered into a written instrument satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Third Amendment and the Security Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder.

      7. Continuing Effect; No Other Amendments. Except as expressly set forth in this Third Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each of Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. This Third Amendment shall constitute a Loan Document.

      8. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this Third Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

      9. Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this Third Amendment by the Borrower, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

      10. Effect of Amendment. On the Phase I Effective Date, the Credit Agreement shall be amended as provided in Section 2 hereof and, on the Phase II Effective Date, (i) the Credit Agreement shall be further amended as provided in
Section 3 hereof, (ii) Alpha NR

Holding, Inc. and Alpha NR Ventures, Inc., by their signatures to this Third Amendment on or prior to the Phase II Effective Date, shall have become parties to and be bound by the provisions of the Credit Agreement and shall have assumed the rights and obligations of "Alpha NR Holding" and "Ventures Holdings", respectively, for all purposes thereunder and (iii) ANR Holdings, LLC shall continue to be a party to and be bound by the provisions of the Credit Agreement in its capacity as "LLC Holdings". The parties hereto acknowledge and agree that
(a) this Third Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the Phase I Effective Date and/or the Phase II Effective Date, (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Third Amendment, and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

      11. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   ANR HOLDINGS, LLC

                                   By: /s/ Michael J. Quillen
                                       -----------------------
                                       Name: Michael J. Quillen
                                       Title: President

                                   ALPHA NATURAL RESOURCES, LLC

                                   By: /s/ Michael J. Quillen
                                       -----------------------
                                       Name: Michael J. Quillen
                                       Title: President

                                   CITICORP NORTH AMERICA, INC.,
                                   as Administrative Agent and as a Lender,

                                   By: /s/ Daniel J. Miller
                                       ----------------------
                                       Name: Daniel J. Miller
                                       Title: Vice President

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Branch Banking and Trust Co.

By: /s/ Hugh Ferguson
    ------------------
Name: Hugh Ferguson
Title:  Vice President

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Name of Institution: CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch.

By: /s/ Paul L. Colon
    ------------------
Name: Paul L. Colon
Title: Director

By: /s/ Karim Blasetti
    -------------------
Name: Karim Blasetti
Title: Associate

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Madison Capital Funding LLC:

By: /s/ K. Thomas Klimmeck
    -----------------------
Name: K. Thomas Klimmeck
Title: Managing Director

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

MORGAN STANLEY SENIOR FUNDING, INC.

By: Eugene R. Martin
    -----------------
Name: Eugene R. Martin
Title: Vice President
       Morgan Stanley Senior Funding, Inc.

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Name of Institution:  PNC BANK

By: /s/ Norm Harkleroad
    -------------------
Name: Norm Harkleroad
Title: Vice President

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Name of Institution: Loan Funding VI LLC
                     By: Blackstone Debt Advisors L.P.
                     As Collateral Manager

By: /s/Dean Criares
    ---------------
Name: Dean Criares
Title: Managing Director

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Name of Institution: Hanover Square CLO Ltd.
                     By: Blackstone Debt Advisors L.P.
                     As Collateral Manager

By: /s/ Dean Criares
    ----------------
Name: Dean Criares
Title: Managing Director

  SIGNATURE PAGE TO THIRD AMENDMENT DATED AS OF JANUARY 25, 2005, TO THE ALPHA NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the Third Amendment:

Name of Institution: USB LOAN FINANCE LLC

By: /s/ Wilfred V. Saint
    --------------------
Name: Wilfred V. Saint
Title: Director

By: /s/ Richard L. Tavrow
    ----------------------
Name: Richard L. Tavrow
Title: Director

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of this __ day of [ ], 2005 (the "Phase II Effective Date").

                                   ALPHA NR HOLDING, INC.

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   ALPHA NR VENTURES, INC.

                                   By: _________________________________________
                                       Name:
                                       Title:

                                                                         Annex A

SCHEDULE 1.01(d)

INTERNAL RESTRUCTURING

      ANR Holdings, LLC and the Borrower intend to complete a series of transactions for the purpose of transitioning from an organizational structure in which the top-tier holding company is a limited liability company to a structure in which the top-tier holding company is a corporation, which, as more fully described below, is referred to collectively as the "Internal Restructuring". Following the Internal Restructuring, the current members of ANR Holdings, LLC will be stockholders of a new top-tier holding company, Alpha Natural Resources, Inc., which is issuing shares of its common stock through an initial public offering. The principal Internal Restructuring transactions, to be effected pursuant to the terms of an Internal Restructuring Agreement, are summarized below:

- Through Alpha Coal Management, LLC ("Alpha Coal Management"), executive officers and certain other key employees of the Borrower hold in the aggregate 0.161% of the total equity of ANR Holdings, LLC, a right to obtain a distribution of up to 5.0% of any profits in the event of a liquidity event with respect to ANR Holdings, LLC and options to acquire up to an additional 1% of ANR Holdings, LLC's common sharing ratios under the Alpha Coal Management 2004 Long-Term Incentive Plan. Alpha Coal Management will be dissolved and liquidated, after which (i) the interests in ANR Holdings, LLC previously held by Alpha Coal Management will be distributed to and held directly by such officers and employees and (ii) outstanding options granted by Alpha Coal Management to certain of the executive officers and other key employees of the Borrower under the Alpha Coal Management 2004 Long-Term Incentive Plan will automatically convert into options to purchase shares of common stock of Alpha Natural Resources, Inc., and Alpha Natural Resources, Inc. will assume the obligations of Alpha Coal Management under that plan.

- ANR Holdings, LLC will declare distributions (the "Sponsor Distributions") to (i) affiliates of AMCI in an aggregate amount of $6,000,000, representing the approximate incremental tax resulting from the recognition of additional tax liability resulting from the Internal Restructuring, and to be paid in five equal installments on the dates for which estimated income tax payments are due in each of April 2005, June 2005, September 2005, January 2006 and April 2006, and (ii) First Reserve, in an aggregate amount of approximately $4,500,000, representing the approximate value of tax attributes conveyed as a result of the Internal Restructuring, and to be paid in three installments on December 15, 2007, 2008 and 2009, in the case of each of clause (i) and (ii), payable in cash or, to the extent not permitted to be paid in cash by the terms of this Agreement and the Senior Note Documents, in shares of common stock. The obligations of ANR Holdings, LLC to make such distributions shall be assumed by Alpha Natural Resources, Inc. in connection with the Internal Restructuring.

- First Reserve, the direct parent of Alpha NR Holding, Inc., will contribute all of the outstanding common stock of Alpha NR Holding, Inc. to Alpha Natural Resources, Inc., affiliates of AMCI and other members of ANR Holdings, LLC (excluding Alpha NR Holding, Inc. and the members of management who are the successors to Alpha Coal

      Management) will contribute all of their membership interests in ANR Holdings, LLC to Alpha Natural Resources, Inc., in each case, in exchange for shares of Alpha Natural Resources, Inc.'s common stock and certain promissory notes to be issued in connection with the restructuring, in an aggregate principal amount not to exceed the net proceeds from the initial public offering.

- The officers and employees who are the members of Alpha Coal Management will contribute all of their interests in ANR Holdings, LLC to Alpha Natural Resources, Inc. in exchange for shares of Alpha Natural Resources, Inc.'s common stock.

- Alpha Natural Resources, Inc. will agree to make a pro rata distribution to existing stockholders in an aggregate amount equal to the net proceeds, if any, received upon an exercise by the underwriters of their over-allotment option.

- Alpha Natural Resources, Inc. will agree to make a pro rata distribution of shares of its common stock to existing stockholders in an aggregate amount equal to the number of additional shares the underwriters have the option to purchase, minus the actual number of shares the underwriters purchase from us pursuant to their over-allotment option.

- Alpha Natural Resources, Inc. and certain of its stockholders will amend certain of the post-closing arrangements entered into as part of the acquisition of the U.S. coal production and marketing assets from AMCI.

- On the closing date of the initial public offering, the net proceeds therefrom will be used to repay the promissory notes issued in connection with the restructuring in full. The aggregate principal amount of such promissory notes and accrued interest thereon will be equal to the estimated net proceeds from the offering.

- Following the closing of the initial public offering, Alpha Natural Resources, Inc. will contribute the membership interests in ANR Holdings, LLC held by it to Alpha NR Holding, Inc. and Alpha NR Ventures, Inc.

            Consummation of the transactions contemplated in the Internal Restructuring Agreement is a condition to the closing of the initial public offering. The closing under the Internal Restructuring is subject to certain conditions including, among others, (i) the approval of the Lenders to amend this Agreement to permit the Internal Restructuring, including the Sponsor Distributions, (ii) the expiration or termination of the applicable waiting period under The Hart-Scott-Rodino Antitrust Improvements Act of 1976, which has occurred, and (iii) the absence of any law, regulation, injunction or order prohibiting the consummation of the Internal Restructuring.